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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange act of 1934


      Date of Report (Date of earliest event reported) May 31, 2000
                                                       ------------




                                AUTONATION, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                 1-13107                                        73-1105145
                 -------                                        ----------
               (Commission                                     (IRS Employer
               File Number)                                  Identification No.)


            110 SE 6th Street                                      33301
            Ft. Lauderdale, FL                                     -----
          ------------------------                               (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code (954) 769-6000
                                                          --------------


                                      N.A.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On May 31, 2000, AutoNation, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors has granted final approval of the spin-off of ANC Rental Corporation ("ANC Rental"). The Company announced a record date for the spin-off of June 16, 2000 and a distribution date of June 30, 2000. The Company's Board of Directors also set the distribution ratio for the spin-off at one share of ANC Rental common stock for every eight shares of AutoNation common stock owned on the record date. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Not applicable

   (b)   Not applicable

   (c)   Exhibits.


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         99.1                       Press Release of the Company dated
                                    May 31, 2000
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      AUTONATION, INC.



Date: May 31, 2000                                    /s/ MICHAEL J. JACKSON
                                                      --------------------------
                                                      Michael J. Jackson,
                                                      Chief Executive Officer
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                               INDEX OF EXHIBITS


EXHIBIT NUMBER             EXHIBIT DESCRIPTION
--------------             -------------------

99.1                       Press Release of the Company dated May 31, 2000















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